Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Integrated Security Systems, Inc. (the "Company") on Form 10-QSB/A for the quarter ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard B. Powell, Vice President, Chief Accounting Officer, Secretary and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.



 /S/ RICHARD B. POWELL
 --------------------------------
 Richard B. Powell
 Vice President, Chief Accounting Officer,
 Secretary and Principal Accounting Officer

 Dated: May 19, 2003





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